SECTION 16 POWER OF ATTORNEY

Know all by these presents, that I, Clinton Dayne Fendley,

hereby constitute and appoint Steven D. Davidson as my true

and lawful attorney-in-fact to:

(1) Execute for me and on my behalf, in my capacity as an

officer and/or director of Rave Restaurant Group, Inc. (the

"Company"), Forms 3, 4, and 5 with respect to the beneficial ownership of securities of the Company in accordance with

Section 16(a) of the Securities Exchange Act of 1934 and

the rules thereunder;

(2) Do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5, complete

and execute any amendment or amendment thereto, and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or similar

authority; and

(3) Take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant

to this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full

power and authority to do and perform any and every act and

thing whatsoever requisite, necessary, or proper to be done

in the exercise of any of the rights and powers granted above,

as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this power of attorney and the rights and

powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the

undersigned's responsibilities to comply with Section 16 of

the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,

4, and 5 with respect to the beneficial ownership of securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact and the Company.

      IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 22nd day of

December, 2019.

                                        /s/ Clinton Dayne Fendley